                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     First Community Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     FIRST COMMUNITY FINANCIAL CORPORATION

                     -------------------------------------

                            708 South Church Street
                       Burlington, North Carolina 27216
                                (336) 227-3631

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    Date:    April 24, 2001
                    Time:    2:00 p.m.
                    Place:   708 South Church Street, Burlington, North Carolina

                 Matters to be Voted on at the Annual Meeting:

 .    Election of three persons who will serve as directors until the 2004 Annual
     Meeting;

 .    Ratification of appointment of PricewaterhouseCoopers LLP as the independent auditor for First Community Financial Corporation the fiscal year ending December 31, 2001; and

 .    Any other matters that may properly be brought before the Annual Meeting.

     The Board of Directors of First Community Financial Corporation has established March 9, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                          By Order of the Board of Directors

                                          Joseph C. Canada
                                          Secretary

Burlington, North Carolina
March 27, 2001

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

     The Proxy Statement provides detailed information about the proposed matters under consideration. We encourage you to read it carefully.

                                FIRST COMMUNITY
                             FINANCIAL CORPORATION

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                April 24, 2001

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     "We," "our," "First Community," and "the Company" each refers to First Community Financial Corporation. "Community" and "the Bank" each refers to Community Savings Bank, Inc., the Company's wholly owned state chartered stock savings bank. These proxy materials are delivered in connection with the solicitation by First Community's Board of Directors of proxies to be voted at the 2001 Annual Meeting of Stockholders and at any adjournment or postponement of that meeting. You are invited to attend our Annual Meeting on April 24, 2001, at 2:00 p.m., Eastern Time, at 708 South Church Street, Burlington, North Carolina. The Company's telephone number is (336) 227-3631.

     Proxy Statements are being mailed to stockholders beginning March 27, 2001.

Revocability of Proxy

     A proxy may be revoked at any time before its exercise by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting in person by ballot at the Annual Meeting. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the expenses of soliciting proxies. Proxies may be solicited on the Board of Directors' behalf by the Company's and the Bank's directors, officers and employees in person or by telephone, facsimile transmission or by telegram without additional compensation for those services. We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Voting at the Annual Meeting

     Regardless of how many shares of common stock you own, your vote is important to us. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person.

     You are requested to vote by mail by completing, signing, dating and returning the enclosed proxy in the postage-paid envelope provided by the Company. You may vote for, against, or abstain or withhold authority to vote on any matter to come before the Annual Meeting. The designated proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

 .    FOR the nominees for election to the Board of Directors named in this Proxy
     ---
     Statement and

 .    FOR ratification of the selection of PricewaterhouseCoopers LLP as the
     ---
     Company's independent auditors for the fiscal year ending December 31, 2001.

     If instructions are given with respect to some but not all proposals, the proxy holders will follow the instructions given and will vote FOR the proposals on which no instructions are given. If matters not described in this Proxy Statement are presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. Currently, we are not aware of any other matters to be presented except those described in this Proxy Statement. If the Annual Meeting is adjourned, your common stock may be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions.

     You are entitled to vote your common stock if our records showed that you held your shares as of March 9, 2001 (the "Record Date"). At the close of business on March 9, 2001, a total of 1,608,083 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Annual Meeting may be adjourned in order to permit the further solicitation of proxies if there is an insufficient number of stockholders present to constitute a quorum.

Vote Required for Approval

     A plurality of the votes cast is required for the election of directors. As a result, those persons nominated for election as directors who receive the largest number of votes will be elected directors. The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP.

     Abstentions and broker "non-votes" are not counted as votes cast and, therefore, will have no effect on the vote for any proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that any person who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups" as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                       Amount and Nature of        Percentage
Name and Address                       Beneficial Ownership        of Class/1/
--------------------------------------------------------------------------------

Community Savings                         96,000                      5.97%
Charitable Foundation, Inc./2/
708 South Church Street
Burlington, NC 27216

William C. Ingold, Director              224,217/3/                  13.93%
308 Meadwood Drive
Burlington, NC 27215

Alfred J. Spitzner, Director             217,632/3/                  13.52%
1250 Woodhaven Drive
Mebane, NC 27302

Herbert N. Wellons, Director             217,579/3/                  13.52%
720 Westbrook Drive
Burlington, NC 27215
----------------------------------------------------

/1/ Based upon a total of 1,608,083 shares of Common Stock outstanding as of the Record Date and the shares underlying options that have vested or are exercisable within 60 days under the First Community Financial Corporation Stock Option Plan and Trust. Assumes exercise of only those options included with respect to designated recipients.
/2/ All of the Company's directors are directors of this entity, and W. G. Gilliam, President of the Company, is President of this entity. Each of such persons has shared vesting and dispositive power over such shares.
/3/ Includes 150,464 shares held by the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc. and 51,750 shares held by the Community Savings Bank, Inc. Management Recognition Plan and Trust. Mr. Ingold, Mr. Spitzner and Mr. Wellons are Trustees under such plans and share certain voting and dispositive power with respect to such shares. Also includes 1400 shares underlying options which are vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust. Does not include shares owned by Community Savings Charitable Foundation, Inc. described above.

     Set forth below is certain information, as of the Record Date, regarding those shares of common stock owned beneficially by each of the members of the boards of directors of the Company and the Bank (three of whom are nominees for re-election at the Annual Meeting), each of the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group. All persons listed as directors are directors of the Company and the Bank.

---------------------------------------------------------------------------------------------------------
                                                      Amount and Nature of                     Percentage
                                                           Beneficial                              Of
Name and Address                                          Ownership/1/                          Class/2/
----------------                                      --------------------                     ----------

Jimmy L. Byrd, Director                                      23,815/3/                             1.48%
3025 Truitt Drive
Burlington, NC 27215

W. R. Gilliam, President of the Company,                     48,566/4/                             3.00%
Chief Executive Officer of the Bank and
Director
3905 North NC 87
Elon College, NC 27244

Julian P. Griffin, Director                                  22,703/3/                             1.41%
3929 South Church Street
Burlington, NC 27215

Edgar L. Hartgrove, Director                                 23,815/3/                             1.48%
3782 Loyola Drive
Burlington, NC 27215

William C. Ingold, Director                                 224,217/5/                            13.93%
308 Meadwood Drive
Burlington, NC 27215

Charles A. LeGrand, Director                                 21,212/3/                             1.32%
310 Engleman Avenue
Burlington, NC 27215

James D. Moser, Jr., Director                                24,065/3/                             1.50%
1772 Bellmont - Alamance Road
Burlington, NC 27215

W. Joseph Rich, Director                                     15,482/3/                              .96%
225 West Front Street
Burlington, NC 27215

Alfred J. Spitzner, Director                                217,632/5/                            13.52%
1250 Woodhaven Drive
Mebane, NC 27302

Herbert N. Wellons, Director                                217,579/5/                            13.52%
720 Westbrook Drive
Burlington, NC 27215

Larry H. Hall, Executive Vice President                      19,566/6/                             1.21%
2465 Edgewood Avenue
Burlington, NC 27215

---------------------------------------------------------------------------------------------------------
                                                      Amount and Nature of                     Percentage
                                                           Beneficial                              Of
Name and Address                                          Ownership/1/                          Class/2/
----------------                                      --------------------                     ----------

Joseph C. Canada                                             24,300/7/                             1.51%
Senior Vice President and Secretary
2911 N. Fairway Drive
Burlington, NC 27215

Christopher B. Redcay
Senior Vice President, Treasurer                             15,667/8/                             0.97%
and Chief Financial Officer
320 Rhinewood Lane
Reidsville, NC 27320

Directors and Executive Officers as a                       545,603/9/                            33.19%
Group (13 Persons)

---------------------------------------------------------------------------------------------------------

---------------

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or other entities controlled by the named individuals. Individual totals do not include 96,000 shares owned by Community Savings Charitable Foundation, Inc., a charitable foundation which has the directors named above as its directors and which has W.
R. Gilliam as its chief executive officer. Such shares have been included in the totals for "Directors and Executive Officers as a Group."

/2/ Based upon a total of 1,608,083 shares of common stock outstanding as of the Record Date and the shares underlying options that have been vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust. Assumes exercise of only those options included with respect to designated recipients.

/3/ This number includes 1,400 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust and 1,812 restricted shares not yet vested under the Bank's Management Recognition Plan and Trust.

/4/ This number includes 10,000 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust and 12,938 restricted shares not yet vested under the Bank's Management Recognition Plan and Trust. Also includes 1,316 shares allocated to Mr. Gilliam under the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc.

/5/ This number includes 1,400 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust, 150,464 shares held by the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc. and 51,750 shares held by the Bank's Management Recognition Plan and Trust. Mr. Ingold, Mr. Spitzner and Mr. Wellons are trustees under the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc. and Bank's Management Recognition Plan and Trust and share certain voting and dispositive power with respect to such shares.

/6/ This number includes 6,000 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust and 7,763 restricted shares not yet vested under the Bank's Management Recognition Plan. Also includes 1,316 shares allocated to Mr. Hall under the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc.

/7/ This number includes 3,200 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust and 4,140 restricted shares not yet vested under the Bank's Management Recognition Plan and Trust. Also includes 751 shares allocated to Mr. Canada under the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc.

/8/ This number includes 4,200 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust and 5,434 restricted shares not yet vested under the Bank's Management Recognition Plan and Trust. Also includes 888 shares allocated to Mr. Redcay under the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc.

/9/ This number Includes 23,400 shares subject to options which have vested or are exercisable within 60 days under the Company's Stock Option Plan and Trust. The 150,464 shares held by the Employee Stock Ownership Plan and Trust of Community Savings Bank, Inc. and 51,750 shares held by the Bank's Management Recognition Plan and Trust have been included only once in this total. Also includes 96.,000 shares owned by Community Savings Charitable Foundation, Inc.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2000, all of its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees and Continuing Directors

     The Bylaws of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at ten members.

     The Articles of Incorporation and Bylaws provide that at all times that the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number. Each director in a class shall be elected for a term of three years or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor is elected and qualified. The terms of directors are staggered such that the term of one class of directors expires every year.

     The Board of Directors has nominated Jimmy L. Byrd, William C. Ingold and Alfred J. Spitzner for election as directors, to serve for a three year term, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. Notwithstanding the foregoing, the Company's bylaws contain provisions which will require Mr. Ingold to retire from the board at the first annual meeting after his 75th birthday. This will require him to retire at the 2003 annual meeting, after only two years of his term.

     The proxy holders named in the accompanying form of proxy intend to vote any shares of common stock represented by valid proxies received by them to elect these three nominees, unless authority to vote is withheld or such proxies are duly revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those nominees who receive the largest number of votes will be elected as directors of the Company until the next annual meeting or until their successors are elected. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     All of the nominees were serving as directors of the Bank when the Company was formed, are currently serving as directors of the Company and the Bank and have served as directors of the Company and the Bank continuously since the Company was formed.

     The following tables set forth as to each nominee and each continuing director, his name, age, principal occupation during the last five years, and the year he was first elected as a director.

     The Board of Directors recommends a vote FOR all of the nominees listed
                                              ---
below for election as directors.

                                   NOMINEES
                                   --------

                                                                                                          Existing
                              Age On                                                         Director       Term
Name                       Dec. 31, 2000    Principal Occupation                             Since/1/     Expires
----                       -------------    --------------------                             --------     --------

Jimmy L. Byrd/2/                55          Partner of Byrd Limited Partnership                1977         2001

William C. Ingold               73          Owner of Burlington Motors Inc., automobile        1979         2001
                                            dealerships

Alfred J. Spitzner              69          Metallurgical consultant                           1979         2001

/1/ Includes service as a director of the Bank prior to formation of the
    Company.
/2/ A cousin of Jimmy L. Byrd is married to Joseph C. Canada, an executive officer of the Company and the Bank.

                             CONTINUING DIRECTORS
                             --------------------

                                                                                                          Existing
                              Age On                                                         Director       Term
Name                       Dec, 31, 2000    Principal Occupation                             Since/1/     Expires
----                       -------------    --------------------                             --------     --------

W.R. Gilliam                     63         President of the Company and the Bank              1986         2003

Charles A. LeGrand               73         Retired hosiery executive                          1975         2003

W. Joseph Rich                   58         President, Rich & Thompson Funeral Services,       1977         2003
                                            Inc.

Julian P. Griffin                68         Retired transportation executive and minister      1985         2002

Edgar L. Hartgrove               75         Retired District Manager of Duke Power Company     1984         2002

James D. Moser, Jr.              62         Certified Public Accountant,                       1992         2002
                                            Gilliam Coble & Moser LLP

Herbert N. Wellons               78         Retired President of the Bank                      1977         2002

/1/ Includes service as a director of the Bank prior to the formation of the Company.

Meetings of the Board and Committees of the Board

     During the fiscal year ended December 31, 2000, the Board of Directors held 13 meetings. The Board has established an audit committee composed of directors Moser, Rich, Griffin and Hartgrove and, effective January 1,

2001, established an executive committee composed of directors Gilliam, Moser and LeGrand. During the fiscal year ended December 31, 2000, the audit committee met 4 times. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended December 31, 2000.

     The primary purpose of the audit committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial process. The audit committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the audit committee recognizes that financial management as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do audit committee members; consequently, in carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     In carrying out its oversight function the audit committee is responsible for the following activities:


 .    As a whole, or through its chair, reviewing with the outside auditors the
     Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC and the matters required to be discussed by Statement of Accounting Standards No. 61.

 .    Discussing with management and the outside auditors the quality and adequacy of the Company's internal controls.

 .    Requesting from the outside auditors an annual formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1.

 .    Discussing with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence.

 .    Recommending that the Board take appropriate action to oversee the independence of the outside auditor.

 .    Subject to any action that may be taken by the full Board, evaluating and, where appropriate, replacing the outside auditor.

     The Company believes its audit committee members are independent, as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Charter for the Company's Audit Committee is attached to this Proxy Statement as Attachment I.

     The executive committee has the following powers:

 .    Exercising all of the powers of the Board except for the powers reserved for the full Board under applicable statutes or regulations.

 .    Reviewing and acting on important matters that arise between regular Board meetings and cannot wait for the next scheduled Board meeting.

 .    Executing decisions on behalf of the Board within previously approved limits.

 .    Serving as a sounding board and providing counsel for general management concerns or problems that affect the Company.

 .    Formulating Board policy positions for consideration by the full Board of
     Directors.

 .    Reviewing and making recommendations to the Board concerning the Company's annual budgets.

 .    Coordinating the work of other committees.

 .    Nominating persons to serve on the Board of Directors after considering any nominees submitted by stockholders.

Directors' Compensation

     The members of the Board of Directors of the Company receive no compensation for their service on the Board of Directors of the Company. For their service on the Board of Directors of the Bank during the fiscal year ended December 31, 2000, all members of the Board of Directors received $1,000 per month. The Chairman of the Board received $1,050 per month. No additional fees were paid in connection with committee meetings.

     Effective January 1, 2000, members of the Bank's Board of Directors will be paid a retainer of $400 per month, except the Chairman, who will be paid a retainer of $500 per month. In addition, the Bank's directors will be paid $300 for each meeting they attend. Members of the Bank's executive committee will be paid $300 for each committee meeting attended, and members of the Bank's audit committee and compensation committee will be paid $100 for each committee meeting attended.

     The Bank has entered into deferred compensation agreements with its directors. Under such arrangements, the directors waived immediate receipt of their directors' fees for various periods of time in exchange for the Bank's agreement to pay to the directors amounts over a specified period of time beginning at a date set forth in the agreements. Benefits are also payable to designated beneficiaries upon the director's death. Under some of the agreements, benefits are also payable in the event of a disability. Benefits vest under the agreements over a period of time so that benefits are forfeited or reduced if service to the Bank is terminated prior to the expiration of specified vesting periods (other than for reasons of death or, in some cases, disability.) Such vesting requirements have been satisfied. In order to fund the deferred compensation benefits, the Bank has purchased insurance policies of which it is the beneficiary. Total compensation expense related to the directors' deferred compensation arrangements was approximately $237,000 during the fiscal year ended December 31, 2000. This expense is nearly offset by increases in the cash surrender value of the insurance policies purchased in connection with such deferred compensation arrangements, which represents income to the Bank.

Directors' Retirement Plan

     The Bank has also adopted a Directors' Retirement Plan. This plan provides that directors of the Bank will be paid $1,500 per month for 10 years beginning on the later of the director's 65th birthday or October 1, 1996. Alternatively, the Bank may elect to pay the benefits in a lump sum payment equal to the present value of the payment stream. Benefits are payable to designated beneficiaries in the event a director dies prior to receiving full payment.

     Death and disability benefits of $1,500 per month for 10 years are payable in the event a director dies or becomes disabled prior to reaching his 65th birthday. In certain situations, the death or disability benefits may be paid by the Bank in a lump sum payment equal to the present value of the stream of unpaid payments.

     Benefits under the Directors' Retirement Plan vest over a period of time so that benefits are forfeited or reduced if service to the Bank is terminated prior to the expiration of specified vesting periods (other than for reasons of death or disability and other than a termination after a change in control). All such vesting requirements are satisfied.

     Insurance policies have been purchased to fund the benefits payable under the retirement plan. Total compensation expense related to the Directors' Retirement Plan during the fiscal year ended December 31, 2000 was approximately $88,000. This expense is nearly offset by increases in the cash surrender value of insurance policies purchased in connection with the plan.

Executive Officers

     The following table presents certain information with respect to the executive officers of the Company and the Bank:

Name                                 Age on              Positions and Occupations               Employed
----                            December 31, 2000         During Last Five Years                 Since /1/
                                -----------------        -------------------------               ---------

W. R. Gilliam                          63             President and Chief Executive                  1959
                                                      Officer

Larry H. Hall                          55             Executive Vice President;                      1996
                                                      previously Senior Vice President;
                                                      previously Vice President of
                                                      Branch Banking and Trust Company

Joseph C. Canada                       52             Senior Vice President and                      1973
                                                      Secretary; previously Treasurer

Christopher B. Redcay                  48             Senior Vice President, Treasurer               1998
                                                      and Chief Financial Officer;
                                                      previously consultant with JBA
                                                      Consulting, Inc.; previously Chief
                                                      Financial Officer and Secretary
                                                      and Treasurer of F&M Financial
                                                      Corporation

/1/ Includes employment by the Bank prior to formation of the Company.

Executive Compensation

     The following table sets forth, for the 12 month periods ended December 31, 2000, 1999 and 1998, certain information as to the cash compensation earned by certain executive officers of First Community whose salary and bonus compensation exceeded $100,000 during the fiscal year ended December 31, 2000.

                                                                                              Long Term                All Other
                                                 Annual Compensation                      Compensation Awards         Compensation
                                     ------------------------------------------   --------------------------------- ----------------


                                                                   Other Annual   Restricted
                                                                   Compensation     Stock     Securities Underlying
    Name and Position               Year     Salary    Bonus          ($)/1/        Awards      Options/in Shares
    -----------------               ----     ------    -----       ------------   ----------    -----------------

W. R. Gilliam, President and Chief  2000     $133,958  $112,745/2/  $      -      $223,180/3/         40,000        $  49,173/4/
Executive Officer
                                    1999     $120,000  $ 21,943     $      -      $    -                   -        $  57,450/5/

                                    1998     $103,000  $ 32,317     $      -      $    -                   -        $ 359,622/6/
Larry H. Hall, Executive Vice       2000     $101,139  $ 64,829/2/  $      -      $133,912/7/         24,000        $   3,640/8/
President
                                    1999     $ 91,500  $ 11,978     $      -      $    -                   -        $  11,445/8/
                                    1998/9/                                                                -
Christopher B. Redcay, Senior Vice  2000     $ 82,926  $ 41,762/2/  $      -      $93,737/10/         16,800        $   1,947/8/
President, Treasurer and Chief
Financial Officer
                                    1999/9/
                                    1998/9/
Joseph C. Canada, Senior Vice       2000     $ 68,740  $ 31,755/2/  $      -      $71,415/11/         12,800        $  8,144/8/,/12/
President and Secretary
                                    1999/9/
                                    1998/9/


-----------------------

/1/ Under the "Other Annual Compensation" category, perquisites for fiscal years ended December 31, 2000, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported.
/2/ Includes the value of the shares granted to Mr. Gilliam ($74,382), Mr. Hall ($44,626), Mr. Redcay ($31,240) and Mr. Canada ($23,805) under the
     Community Savings Bank, Inc. Management Recognition Plan and Trust which were immediately vested and non-forfeitable.

3 Includes 12,938 shares of restricted stock awarded during fiscal year 2000 having the value indicated based upon the closing market price of the Company's common stock on June 27, 2000, the date the shares were granted. As of December 31, 2000 such shares had a value of $226,415. Upon satisfaction of vesting requirements, one third of such shares will vest on June 27, 2001; one third will vest on June 27, 2002 and one third will vest on June 27, 2003. Dividends are paid on such restricted shares but are held in trust and are not distributed unless and until such shares vest.

4 Includes (a) $12,600 in directors' fees for Mr. Gilliam, (b) $14,505 in payments to Mr. Gilliam which are reimbursements of expenses incurred by Mr. Gilliam with respect to life insurance policies purchased by him, including the taxes payable on such amounts, (c) $4,949 in contributions to the Bank's retirement plans for Mr. Gilliam and (d) $17,119 accrued for the benefit of Mr. Gilliam under the Directors' Retirement Plan. The amounts described in (c) and (d) did not represent actual cash payments to Mr. Gilliam.
5 Includes (a) $12,600 in directors' fees for Mr. Gilliam, (b) $16,849 in payments to Mr. Gilliam which are reimbursements of expenses incurred by Mr. Gilliam with respect to life insurance policies purchased by him, including the taxes payable on such amounts, (c) $12,203 in contributions to the Bank's retirement plans for Mr. Gilliam and (d) $15,798 accrued for the benefit of Mr. Gilliam under the Directors' Retirement Plan. The amounts described in (c) and (d) did not represent actual cash payments to Mr. Gilliam.
6 Includes (a) $6,675 in directors fees (b) $315,040 accrued under supplemental income agreements established for the benefit of Mr. Gilliam,
     (c) $14,505 in payments to Mr. Gilliam which are reimbursements of expenses incurred by Mr. Gilliam with respect to life insurance policies purchased by him, including the taxes payable on such amounts, (d) $8,769 in contributions to the Bank's retirement plans for Mr. Gilliam and (e) $14,627 accrued for the benefit of Mr. Gilliam under the Directors Retirement Plan. The amounts described in items (b), (d) and (e) did not represent actual cash payments to Mr. Gilliam.
7 Includes 7,763 shares of restricted stock awarded during fiscal year 2000 having the value indicated based upon the closing market price of the Company's common stock on June 27, 2000, the date the shares were granted. As of December 31, 2000 such shares had a value of $135,853. Upon satisfaction of vesting requirements, one third of such shares will vest on June 27, 2001; one third will vest on June 27, 2002 and one third will vest on June 27, 2003. Dividends are paid on such restricted shares but are held in trust and are not distributed unless and until such shares vest.
8 Includes contributions to the Bank's retirement plans for Mr. Hall, Mr. Redcay and Mr. Canada.
9 Mr. Hall's, Mr. Redcay's and Mr. Canada's salary and bonus compensation did not exceed $100,000 in these years.
10 Includes 5,434 shares of restricted stock awarded during fiscal year 2000 having the value indicated based upon the closing market price of the Company's common stock on June 27, 2000, the date the shares were granted. As of December 31, 2000 such shares had a value of $95,095. Upon satisfaction of vesting requirements, one third of such shares will vest on June 27, 2001; one third will vest on June 27, 2002 and one third will vest on June 27, 2003. Dividends are paid on such restricted shares but are held in trust and are not distributed unless and until such shares vest.
11 Includes 4,140 shares of restricted stock awarded during fiscal year 2000 having the value indicated based upon the closing market price of the Company's common stock on June 27, 2000, the date the shares were granted. As of December 31, 2000 such shares had a value of $72,450. Upon satisfaction of vesting requirements, one third of such shares will vest on June 27, 2001; one third will vest on June 27, 2002 and one third will vest on June 27, 2003. Dividends are paid on such restricted shares but are held in trust and are not distributed unless and until such shares vest.
12 Includes $5,658 in payments to Mr. Canada which are reimbursements of expenses incurred by Mr. Canada with respect to life insurance policies purchased by him, including the taxes payable on such amounts.

     The Bank's personnel committee, composed of directors Spitzner, Wellons, Ingold and Byrd, makes recommendations to the Bank's Board of Directors with respect to compensation of its executive officers. The Bank's Board of Directors then determines the compensation of the executive officers. The salary of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. The Board of Directors also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. Mr. Gilliam participates in the deliberations of the Board of Directors regarding compensation of executive officers other than himself. He does not participate in the discussion or decisions regarding his own compensation.

     Incentive Compensation. The Bank has an incentive bonus compensation program. Under this program, certain employees of the Bank, including executive officers, are eligible to receive bonuses equal to a specified percentage of their salary if the particular employee attains or exceeds certain personal performance goals. The performance goals for the Bank are structured so that bonuses will be greater or lower, depending upon the extent to which the goals are exceeded. Performance goals for the Bank and for individual participants and the proposed bonuses based on such goals are established annually by the Bank's Board of Directors. Discretionary bonuses are also sometimes paid by the Bank to its employees.

     Retirement Plan. The Bank has established a contributory savings plan for its employees which meets the requirements of section 401(k) of the Internal Revenue Code. Substantially all employees are covered by the plan. Under the plan, the Bank contributes $0.50 for each $1.00 contributed by the employee up to an employee contribution of 6% of his or her salary.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after six years of service as follows: 1 year, 0%; 2 years, 20%; 3 years, 40%; 4 years, 60%; 5 years, 80%; 6 or more years, 100%.

     The total amount contributed by the Bank to the retirement plan during the 12 months ended December 31, 2000 was $47,058. The assets of the plan exceeded vested benefits as of December 31, 2000, the date of the last accounting.

     Stock Option Plan. On June 27, 2000, the Company's stockholders approved the First Community Financial Corporation Stock Option Plan and Trust. The stock option plan is administered by a committee of the Company's Board of Directors. The Company reserved 188,079 shares of the Company's common stock for issuance upon the exercise of options which have been or may be granted under the stock option plan. All directors, officers and employees of the Company, the Bank, and any of the Bank's subsidiaries are eligible for participation in the stock option plan. Options to purchase 160,000 shares of common stock were granted during fiscal year 2000. Of this number, options to purchase 50,400 shares were granted to non-employee directors of the Company, and the remaining options to purchase 109,600 shares were granted to employees. Options to purchase 28,079 shares remain ungranted.

     All options granted during fiscal 2000 had an initial exercise price of $17.25 per share, which was the per share market value of the Company's common stock on the date the options were granted.

     The following table sets forth certain information regarding option exercises and values of options held by Mr. Gilliam, Mr. Hall, Mr. Redcay and Mr. Canada. These employees were not granted stock appreciation rights under the option plan.

                                                          Number of Securities           Value of Unexercised
                                                         Underlying Unexercised               in-the-Money
                         Shares Acquired     Value             Options at                      Options at
         Name              on Exercise      Realized       Fiscal Year End/1/             Fiscal Year End/2/
         ----              -----------      --------       ------------------             ------------------

                                                       Exercisable   Unexercisable    Exercisable   Unexercisable
                                                       -----------   -------------    -----------   -------------
W. R. Gilliam                  -0-          $     0      10,000         30,000           $2,500        $7,500
Larry H. Hall                  -0-          $     0       6,000         18,000           $1,500        $4,500
Christopher B. Redcay          -0-          $     0       4,200         12,600           $1,050        $3,150
Joseph C. Canada               -0-          $     0       3,200          9,600           $  800        $2,400


/1/ Twenty-five percent (25%) of the options granted vested on June 27, 2000 and
    25% vest each year thereafter.
/2/ The exercise price of the stock options is $17.25 per share. On December 31, 2000, the fair market value of the common stock was $17.50 per share.

     Options which have been granted to directors and employees have a vesting schedule which provides that 25% of the options vested on the date of the grant, and 25% will vest on each subsequent anniversary date, so that the options will be completely vested on the third anniversary of the date of grant. If an optionee's employment as an employee or service as a director terminates, the unvested options are forfeited; however, options become 100% vested upon death, disability or retirement. In addition, options become vested and exercisable in the event an optionee ceases to be an employee or director of the Company or the Bank for any reason after the occurrence of a "change in control" of the Company, as defined in the stock option plan.

     Although both incentive and non-qualified options have been granted under the stock option plan, all of the stock options granted to employees are intended to be incentive stock options. In the case of an incentive stock option, an optionee is not deemed to have received taxable income upon the grant or exercise of the stock option, provided the shares are not disposed of by the optionee for at least one year after the date of exercise and two years after the date the option was granted . No compensation deduction may be taken by the Company at the time of the grant or exercise of an incentive option, assuming these holding periods are satisfied. Option grants to non-employee directors do not qualify for incentive stock option treatment and are "non-qualified" options. Optionees holding non-qualified stock options are deemed to receive ordinary income upon exercise of their stock options in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the stock. The amount of any ordinary income deemed to be received by the optionees upon the exercise of non-qualified stock options is a deductible expense of the Company for tax purposes.

     No cash consideration was paid for the options which have been granted under the Option Plan. The options have an option exercise price of $17.25, the fair market value of the common stock on the date of grants (June 27, 2000). The exercise price may be paid in cash or, with the approval of the committee of the Board of Directors administering the stock option plan, by delivery of shares of the Company's common stock with a market value equal to the exercise price. Options granted under the stock option plan have a term of ten years and are not transferable except upon death.

     Unless sooner terminated, the stock option plan will continue in effect for a period of ten years from the date the stock option plan was approved by the stockholders and became effective. The Board of Directors may at any time alter, suspend, terminate or discontinue the stock option plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of an optionee, make any alteration which would deprive the optionee of his or her rights with respect to any previously granted option. Termination of the stock option plan would not affect any previously granted options.

     Management Recognition Plan. On June 27, 2000, the stockholders of the Company approved the Community Savings Bank, Inc. Management Recognition Plan and Trust. A total of 69,000 shares of the Company's common stock were issued pursuant to the plan. Of the 69,000 shares awarded, 21, 735 were awarded to non-employee directors, with each such director receiving 2,415 shares. The remaining 47,265 shares were awarded to officers of the Bank. An additional 6,232 shares could be issued later under the plan.

     The management recognition plan serves as a means of providing the directors, officers, and employees with an ownership interest in the Company in a manner designed to encourage them to continue their service to the Company and the Bank and to provide performance incentives. The plan is administered by a committee of the Bank's Board of Directors. All directors, officers, and employees of the Company and the Bank are eligible to participate. The committee administering the plan determines who will receive grants of common stock under the plan.

     The shares acquired by the plan were purchased in the open market. Shares issued under the plan were issued at no cost to recipients.

     Shares granted under the management recognition plan vest and become unrestricted and nonforfeitable as determined by the committee administering the plan. The shares previously granted vest at a rate of 25% on the effective date of the award (June 27, 2000) and 25% on each subsequent anniversary date, so that the shares will be completely vested at the end of three years after the date of award. If a recipient's employment as an employee or service as a director terminates, the unvested shares are forfeited; however, awards of common stock under the plan immediately vest upon the death, disability or retirement of a recipient. Shares also become immediately vested in the event the recipient ceases to be an employee or director of the Bank or any subsidiary of the Bank following a "change in control" of the Company, as defined in the plan. The shares are not forfeitable upon vesting. The restricted shares granted pursuant to the plan are held in trust until they become vested and nonforfeitable. Dividends and other distributions on such unvested shares are similarly held in trust until the shares to which they relate become vested and nonforfeitable. Recipients of shares under the plan vote all shares after they become vested and nonforfeitable and have the right to direct the trustees' voting of shares not yet vested.

     The plan may be amended by the Board of Directors of the Bank at any time. However, no amendment may affect any award previously made under the plan without the consent of the recipient.

     Supplemental Income Plans. The Bank has entered into two separate supplemental income agreements with W. R. Gilliam, President and Chief Executive Officer. These agreements provide that Mr. Gilliam will receive annual payments of $67,324 for 15 years upon termination of his employment with the Bank. In the event of Mr. Gilliam's death before all payments have been made, benefits would be payable to designated beneficiaries. In addition, if Mr. Gilliam's employment with the Bank should terminate as a result of his death or disability, such annual payments would be made for a 15-year period to Mr. Gilliam or to his designated beneficiaries, as applicable. The benefits payable under the supplemental income agreements are funded by the purchase of life insurance. During the 12 months ended December 31, 2000, there was no compensation expense related to the supplemental income plans. As a result of accruals during 1999, the supplemental income plans are fully funded.

     Life Insurance Benefits. W. R. Gilliam, President and Chief Executive Officer, and Joseph C. Canada, Senior Vice President and Secretary, are provided with $250,000 and $150,000 of life insurance coverage by the Bank. Mr. Gilliam and Mr. Canada own these policies and pay the premiums on them. The Bank reimburses the premium expenses to Mr. Gilliam and Mr. Canada and pays the employees an additional amount to reimburse them for the tax liability they incur as a result of such payments. During the 12 months ended December 31, 2000, the Bank paid an aggregate of approximately $20,153 to Mr. Gilliam and Mr. Canada in such reimbursement expenses.

     Other Benefits. First Community provides its employees with group medical, dental, life and disability insurance benefits. Employees are also provided with vacation, holiday and sick leave.

     Employment Agreement. The Bank has entered into an employment agreement with W. R. Gilliam, President and Chief Executive Officer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement currently provides for an annual base salary of $134,500. The agreement provides for a three year term of employment. On each anniversary date thereafter, following a performance evaluation of the employee, the agreement will be extended for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors. The agreement also provides that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), Mr. Gilliam's base salary must be increased by at least 6% annually, and the agreement will automatically be extended so that it will have a three year term after the change in control. In addition, the employment agreement provides for participation in all other pension, profit-sharing or retirement plans maintained by the Company or by the Bank for employees of the Bank, as well as fringe benefits normally associated with Mr. Gilliam's office. Mr. Gilliam continues to be eligible to receive bonuses under any existing bonus compensation plan for executive officers, and Mr. Gilliam will receive additional discretionary bonuses computed on the same basis as those paid to other employees. See "_ _ Incentive Compensation." The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Gilliam.

     The employment agreement provides that the nature of Mr. Gilliam's compensation, duties or benefits cannot be diminished following a change in control of the Company or the Bank. For purposes of the employment agreement, a change in control generally will occur if:

 .    after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank,

 .    either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or

 .    all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     The employment agreement could have the effect of making it less likely that the Company or the Bank will be acquired by another entity.

     Special Termination Agreements. The Company has entered into special termination agreements with all of the executive officers of the Bank other than Mr. Gilliam, who has an employment agreement. The agreements are intended to ensure that First Community and the Bank will be able to maintain a stable and competent management base. The continued success of First Community depends, to a significant degree, on the skill and competence of its officers.

     The special termination agreements provide for payment to the covered officer only in the event of a change in control of the Company or the Bank followed by termination of the officer's employment by the Bank within 24 months for other than "cause," as such term is defined in the agreements, or in the event there are certain specified changes in the officer's employment circumstances within 24 months following a change in control of the Company or the Bank and the officer terminates his or her employment.

     In the event of such a termination of employment, the officer is entitled to receive two times his or her salary and bonuses for income tax purposes for the most recent calendar year, payable in a lump sum or in equal monthly payments. The term of each of these agreements is two years. At the end of each anniversary date of the agreements, they may be extended for another year so that the remaining term shall be two years unless written notice of non-renewal is given by the Company's Board of Directors. For purposes of the special termination agreements, "change in control" has the same meaning as in the employment agreement with Mr. Gilliam. See "- Employment Agreement."

     The special termination agreements could have the effect of making it less likely that First Community or the Bank will be acquired by another entity.

     Employee Stock Ownership Plan. In connection with the Bank's conversion from mutual to stock form in 1999, the Bank established an Employee Stock Ownership Plan (the "ESOP") for its eligible employees. Employees with one year of service with the Bank who have attained age 21 are eligible to participate. As part of the conversion, the ESOP borrowed $2,256,960 from the Company and used the funds to purchase 150,464 shares of the Company's common stock.

     Collateral for the Company's loan to the ESOP is the common stock purchased by the ESOP. The loan is expected to be repaid principally from the Bank's discretionary contributions to the ESOP within 15 years. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan is not guaranteed by the Bank. Shares purchased by the ESOP and pledged as security for the loan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in full upon five years of service with credit given for years of service with the Bank prior to the establishment of the ESOP. Participants whose employment is terminated for reasons other than death, retirement or disability will receive only their vested benefits; other shares would be forfeited and reallocated among other participating employees. Benefits immediately vest and are payable upon death or disability.

     In connection with the establishment of the ESOP, the Bank appointed First Bankers Trust Company as trustee for the ESOP. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees will instruct the trustees as to the voting of all shares allocated to their respective accounts and held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, may be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The ESOP may be considered an "anti-takeover" device since the vote or decision whether to tender shares of the ESOP could be used as a defense in a contested takeover.

Certain Relationships and Transactions of Management

     The Bank makes loans to its employees, including its executive officers and directors, in the ordinary course of its business. The Bank has adopted a policy which sets forth the requirements applicable to such loans. These loans are made using the same credit and underwriting standards as are applicable to the general public, and such loans do not involve more than the normal risk of collectibility or present other unfavorable features. Pursuant to its employee loan policy, directors and employees are eligible for reduced interest rates and reduced loan fees on certain types of loans.

     Set forth below is a table describing the loans the Bank has made to its directors and executive officers and members of their immediate families since December 31, 1998 which exceed $60,000 in the aggregate.



                                                     Original Loan             Balance Outstanding at
       Borrower               Type of Loan              Amount                    December 31, 2000        Applicable Reduction
       --------               ------------           --------------            ----------------------      --------------------

Christopher B. Redcay     Mortgage                        $195,000                    $190,306               Waiver of fees

Christopher B. Redcay     Home Equity Credit Line          117,300/1/                     0.00           Interest Rate Reduction

Christopher B. Redcay     Overdraft Protection               2,000/1/                     0.00           Interest Rate Reduction

W.R. Gilliam              Home Equity Credit Line           99,900                      96,845           Interest Rate Reduction

Jeffrey Gilliam/2/        Home Equity Credit Line          136,000                     134,291                     None


/1/ Represents the maximum limit of available credit under the line. The full amount has not been drawn.

/2/ Son of W.R. Gilliam, director and chief executive officer.

Audit Committee Report

     The audit committee of the Company's Board of Directors has reviewed and discussed with the Company's independent auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements of Auditing Standards), as amended. The audit committee has also reviewed and discussed the Company's audited financial statements with management. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management and the independent auditors described above, the audit committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the SEC. The audit committee has also recommended reappointment of the independent auditors, and the Board of Directors concurred in such recommendation.

                                                James D. Moser, Jr.
                                                Julian P. Griffin
                                                Edgar L. Hartgrove
                                                W. Joseph Rich

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, the Company's independent auditor for the year ended December 31, 2000, has been selected as the Company's independent auditor for the fiscal year ending December 31, 2001. Such selection is being submitted to the Company's stockholders for ratification. A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and will be afforded an opportunity to make a statement, if he or she so desires, and to respond to appropriate questions from stockholders.

Audit Fees

     Aggregate fees of $50,500 were billed for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-QSB filed with the SEC for the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

     During the fiscal year ended December 31, 2000, no fees were billed for professional services rendered by PricewaterhouseCoopers LLP for purposes of (i) directly or indirectly operating, or supervising the operation of, the Company's information systems or managing the Company's local area network and (ii) designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements as a whole.

All Other Fees

     Aggregate fees of $49,825 were billed for services rendered by PricewaterhouseCoopers LLP for matters other than those described in " - Audit Fees" and "- Financial Information Systems Design and Implementation Fees" above for the fiscal year ended December 31, 2000. These fees were related to a limited analysis of operational areas and preparation of income tax returns.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2002 Annual Meeting of Stockholders will be held in April of 2002. If the meeting is held, in order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than November 27, 2001, and meet all other applicable requirements for inclusion therein.

     In the alternative, if a stockholder follows the SEC's proxy solicitation rules, the stockholder may commence his own proxy solicitation and present a proposal from the floor at the 2002 annual meeting of stockholders of the Company. If a stockholder elects to do so, the holders of proxies solicited by the Company's Board of Directors may vote proxies under the discretionary authority granted by those proxies on any proposals presented by such stockholder if the Company does not receive notice of such proposal on or before February 11, 2002.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

                                  OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

     The Company's Annual Report for the year ended December 31, 2000, which includes consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.



     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: FIRST COMMUNITY FINANCIAL CORPORATION, 708 SOUTH CHURCH STREET, BURLINGTON, NORTH CAROLINA 27216, ATTENTION: W.R. GILLIAM.

                                            By Order of the Board of Directors,



                                            Joseph C. Canada
                                            Secretary

Burlington, North Carolina
March 27, 2001

                                  ATTACHMENT I

                      FIRST COMMUNITY FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including reviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

Membership

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

     Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

 .    As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

 .    The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

 .    The Committee shall:

     . Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1.

     . Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     . Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

 .    The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

---
 X   PLEASE MARK VOTES                REVOCABLE PROXY
     AS IN THIS EXAMPLE    FIRST COMMUNITY FINANCIAL CORPORATION
---

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001
                                    2:00 p.m.

     The undersigned hereby appoints the official proxy committee of First Community Financial Corporation (the "Company") comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at 708 South Church Street, Burlington, North Carolina, on April 24, 2001 at 2:00 p.m. and at any and all adjournments thereof as follows:


                                                          With-     For All
                                                  For     hold      Except

1. The approval of the election                   [_]      [_]        [_]
   of the following named directors:

   Jimmy L. Byrd, William C. Ingold and Alfred G. Spitzner, who will serve as directors of the Company until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


                                                  For     Against     Abstain
2. The ratification of                            [_]       [_]         [_]
   PricewaterhouseCoopers LLP as
   the Company's independent
   auditor for the year ending
   December 31, 2001.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:           [_]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

     If a proxy is returned and no instructions are given, the proxy will be voted for the election of the proposed nominees and the ratification of the independent auditor. If instructions are given with respect to one but not all proposals, (i) such instructions as are given will be followed and, (ii) the proxy will be voted for any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                                        ----------------------------------------
        Please be sure to sign and date        Date
         this Proxy in the box below.
--------------------------------------------------------------------------------


   ------ Stockholder sign above ------ Co-Holder (if any) sign above ------

 . Detach above card, date, sign and mail in postage-paid envelope provided. .
                     FIRST COMMUNITY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated March 27, 2001.
     Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
--------------------------------------------------------------------------------